SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



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                              EQUIDYNE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

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

                              EQUIDYNE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 28, 2002

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Equidyne Corporation (the "Company") will be held at the Wyndham Wilmington, 700 King Street, Wilmington, Delaware 19801, on May 28, 2002, at 9:00 a.m., local time. The purposes of the Meeting are to:

1.   Elect five directors for a term expiring in 2003;

2. Consider and act upon a proposal to approve the Company's 2002 Long Term Incentive and Share Award Plan;

3. Consider and act upon a proposal to ratify the appointment of King Griffin and Adamson P.C. as the Company's independent public accountants for fiscal 2002; and

4. Transact such other business as may properly come before the Meeting or any adjournment of the Meeting.

     A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Only stockholders of record at the close of business on April 4, 2002, which has been fixed as the record date for the Meeting, shall be entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

                                   By order of the Board of Directors,


San Diego, California              Mark C. Myers
May 1, 2002                        President and Secretary


     All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible to ensure your representation at the meeting. A return envelope (which requires no postage if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting.

                                Table of Contents
                                                                            Page

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING.....................1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................5

PROPOSAL 1....................................................................6

ELECTION OF DIRECTORS.........................................................6

         Board Meetings and Committees........................................7
         Compensation of Directors............................................8
         Report of the Audit Committee........................................8

EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS..............................9

         Summary Compensation Table...........................................9
         Employment Agreements...............................................10
         Option Grants.......................................................12
         Stock Option Plans..................................................13
         Aggregate Option Exercises in Fiscal 2001 and Fiscal
           Year-End Option Values............................................13
         Report of the Compensation Committee................................14
         Philosophy..........................................................14

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................16

PROPOSAL 2...................................................................18

ADOPTION OF THE 2002 LONG TERM INCENTIVE AND SHARE AWARD PLAN................18

PROPOSAL 3...................................................................21

INDEPENDENT PUBLIC ACCOUNTANTS...............................................21

         AUDIT FEES..........................................................22
         AUDITED RELATED FEES................................................22
         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES........22
         ALL OTHER FEES......................................................23

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING................................23

OTHER BUSINESS...............................................................23

ANNUAL REPORT ON FORM 10-K...................................................23

Appendix A..................................................................A-1

Appendix B..................................................................B-1

     All share and related information set forth in this Proxy Statement has been adjusted, retroactively, to give effect to a one-for-five reverse stock split effected on January 28, 1999.

                              EQUIDYNE CORPORATION
                           11770 Bernardo Plaza Court
                                    Suite 351
                           San Diego, California 92128

                                                                     May 1, 2002

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 28, 2002


            QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

     This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Equidyne Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Wyndham Wilmington, 700 King Street, Wilmington, Delaware 19801, on May 28, 2002 at 9:00 a.m., local time, or at such other time or place to which the Meeting may be adjourned, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

Q:   Why did I receive this proxy statement?

A: The Board of Directors of the Company is soliciting your proxy to vote at the Meeting because you are a stockholder as of the close of business on April 4, 2002, the record date, and are entitled to vote at the Meeting. There were 14,984,803 shares of common stock outstanding on April 4, 2002.

     This proxy statement and the accompanying proxy card are being mailed to stockholders beginning May 6, 2002. This proxy statement summarizes the information you need to know to vote at the Meeting. You do not need to attend the Meeting to vote your shares.

Q:   What am I voting on?

A:   You are voting on:

     o The election of five nominees as directors of the Company: Blake C. Davenport, Jim Fukushima, Dr. James R. Gavin III, Mark C. Myers and Marcus R. Rowan for terms expiring in 2003.

     o The approval of the Company's 2002 Long Term Incentive and Share Award Plan.

     o The ratification of the appointment of King Griffin and Adamson P.C. as the Company's independent public accountants for 2002.

Q: What is the voting requirement to elect directors and to approve each of the proposals?

A: In the election of directors, the five persons receiving the highest number of affirmative votes will be elected. The proposals to approve the Company's 2002 Long Term Incentive and Share Award Plan and to ratify King Griffin and Adamson P.C. as the Company's independent public accountants for 2002 each require the affirmative vote of a majority of the votes cast.

Q:   How many votes can I cast?

A:   On all matters, you are entitled to one vote per share.

Q:   How will the proxies vote on any other business brought up at the Meeting?

A: By submitting your proxy card, you authorize the proxies identified on the back of the proxy card to use their judgment to determine how to vote on any other matter brought before the Meeting. The Company does not know of any other business to be considered at the Meeting.

     The proxies' authority to vote according to their judgment applies only to shares you own as the stockholder of record. You are a "stockholder of record" if your shares are registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company. If you hold your shares indirectly in the name of a bank, broker or other nominee, you are considered the "beneficial owner" of your shares as a "street-name stockholder."

Q:   How do I vote?

A: o Proxy Card: The enclosed proxy card contains instructions for voting by mail. Be sure to sign and date the proxy card and return it in the prepaid envelope. The proxies identified on the back of the proxy card will vote the shares of which you are a stockholder of record in accordance with your instructions. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preference, the proxies will vote FOR each of the nominees to the Board of Directors, FOR the approval of the Company's 2002 Long Term Incentive and Share Award Plan and FOR the appointment of King Griffin and Adamson P.C. as the Company's independent public accountants for fiscal 2002.

     o In Person at the Meeting: All stockholders may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspectors of election with your ballot when you vote at the Meeting.

Q:   How does the Board of Directors recommend I vote?

A: The Board of Directors recommends that you vote FOR each of the nominees to the Board of Directors, FOR the approval of the Company's 2002 Long Term Incentive and Share Award Plan and FOR the ratification of King Griffin and Adamson P.C. as the Company's independent public accountants for fiscal 2002.

Q:   What is a "quorum"?

A: A quorum is the number of shares that must be present to have the Meeting. The quorum requirement for the Meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid proxy card or attend the Meeting, your shares will be counted to determine whether there is a quorum.

     Abstentions and broker non-votes count toward the quorum. A "broker non-vote" occurs when a nominee (such as a bank or broker) does not have discretionary voting authority for shares held on behalf of a beneficial owner and does not receive voting instructions from the beneficial owners by ten days before the Meeting.

Q:   Will broker non-votes or abstentions affect the voting results?

A: Abstentions will be treated as being present at the Meeting for purposes of establishing a quorum and will also be treated as shares entitled to vote at the Meeting. Accordingly, with the exception of the proposal for the election of directors, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, votes that are withheld from a candidate in the election of directors have no impact once a quorum exists.

     Broker non-votes will be counted for purposes of determining the presence of absence of a quorum but will not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter.

Q:   What shares of common stock are included on my proxy card?

A: Your proxy card represents all shares of common stock registered in your name.

Q:   What can I do if I change my mind after I vote my shares?

A:   You can change your vote by:

     o    Submitting a new proxy card after the date of the revoked proxy;

     o Giving written notice before the Meeting to the Secretary of the Company, stating that you are revoking your prior proxy card; or

     o    Attending the meeting and voting your shares in person.

Q:   What does it mean if I get more than one proxy card?

A: Your shares are probably registered in more than one account. You should vote each proxy card you receive.

Q:   Who will count the vote?

A: American Stock Transfer & Trust Company, an independent tabulator, will tabulate the votes and act as the inspectors of election.

Q:   Is my vote confidential?

A: All proxy cards and all vote tabulations that identify an individual stockholder are confidential. Your vote will not be disclosed except:

     o To allow American Stock Transfer & Trust Company to tabulate the votes and certify the results of the votes; and

     o    To meet applicable legal requirements.

          American Stock Transfer & Trust Company will transcribe any comments you write on your proxy card and give them to the Secretary, along with your name and address and number of shares voted. However, American Stock Transfer & Trust Company will not disclose how the shares were voted (except insofar as you have described your vote in your comment).

Q:   What happens if a nominee for director is unable to serve as a director?

A: If any of the nominees for director becomes unavailable for election, which the Company does not expect, proxies will be voted for such substitute nominee or nominees as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors.

Q:   How is this proxy solicitation being conducted?

A: The Company has hired MacKenzie Partners, Inc. to assist in the distribution of proxy materials and solicitation of votes for an estimated fee of $75,000 plus out-of-pocket expenses. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition, some employees of the Company and its subsidiaries may solicit proxies. MacKenzie Partners, Inc. and employees of the Company may solicit proxies in person, by telephone and by mail. No employee of the Company will receive special compensation for these services, which the employees will perform as part of their regular duties.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's common stock as of April 4, 2002 by (i) each director nominee, (b) each of the named executive officers listed in the "Summary Compensation Table," (c) all executive officers and directors as a group and (d) each person known to the Company to own beneficially 5% or more of the Company's outstanding common stock.

                                                           Number of Shares                 Percentage
  Name of Beneficial Owner                               Beneficially Owned(1)             of Class(1)
  ------------------------                               ---------------------             -----------

  Blake C. Davenport(2)...........................                 103,500                      *

  Jim Fukushima(3)................................               1,449,800                      9.33%

  Dr. James R. Gavin III(4).......................                  95,000                      *

  Mark C. Myers(5)................................                 108,000                      *

  Joseph R. Nelson(6).............................                 613,600                      3.94%

  Coburn Pharr(7).................................                 100,000                      *

  Michael T. Pieniazek(8).........................                 231,847                      1.54%

  Marcus R. Rowan(9)..............................                 483,300                      3.15%

  Thomas A. Slamecka(10)..........................                 978,258                      6.19%

  All executive officers and directors as a group                4,163,305                     23.46%
  (9 persons)(11).................................

-----------------

*    Less than 1% of the shares outstanding.

(1) For purposes of this table, a person is deemed to have "beneficial ownership" as of a given date of any shares which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any shares which such person has the right to acquire within 60 days after such date are deemed to be outstanding, but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

(2) Consists of presently exercisable options for 100,000 shares of common stock.

(3) Consists of presently exercisable options and warrants for 550,000 shares of common stock.

(4) Consists of presently exercisable options for 95,000 shares of common stock.

(5) Consists of presently exercisable options for 108,000 shares of common stock.

(6) Consists of presently exercisable options for 600,000 shares of common stock.

(7) Consists of presently exercisable options for 100,000 shares of common stock.

(8) Consists of presently exercisable options for 65,097 shares of common stock.

(9) Consists of presently exercisable options for 335,000 shares of common stock.

(10) Consists of presently exercisable options for 807,258 shares of common stock.

(11) Consists of presently exercisable options and warrants for common stock listed in notes 2, 3, 4, 5, 6, 7, 8, 9 and 10 above.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the Meeting, five directors will be elected to serve for terms expiring at the 2003 Annual Meeting of Stockholders and until their successors are elected and have qualified. It is intended that shares represented by proxies, in the accompanying form, will be voted for the election of the five nominees named below unless authority to so vote is withheld. The current size of the Board of Directors is five, and all nominees are presently Directors of the Company. At the 2001 Annual Meeting of Stockholders seven persons were elected as directors. In July 2001, Mr. Nelson resigned as a director of the Company and in November 2001, Michael T. Pieniazek and Thomas A. Slamecka resigned as directors of the Company.

     The following sets forth information about each nominee for elected to the Board of Directors:

     BLAKE C. DAVENPORT, age 34, has been a member of the Board of Directors since December 1997. Mr. Davenport is a private investor and has been the President of Davenport Interests, Inc., a private investment company, since 1993. Mr. Davenport graduated from the University of North Carolina at Chapel Hill with a Bachelor's Degree in Economics.

     JIM FUKUSHIMA, age 57, has been a member of the Board of Directors since September 1999 and has served as the Company's Vice Chairman since October 1999. Since 1995, Mr. Fukushima has been President of HNS International, Inc. Mr. Fukushima graduated from Abilene Christian University with a Bachelor's Degree in Business Administration.

     DR. JAMES R. GAVIN III, age 56, has been a member of the Board of Directors since March 2000 and has served as the Company's Non-Executive Chairman of the Board since July 2001. Dr. Gavin is the President-Elect of the Morehouse School of Medicine and has been the Senior Scientific Officer of Howard Hughes Medical Institute ("HHMI") since 1991 and has served as Director of the HHMI-National Institutes of Health Research Scholars Program since 2000. From 1989 to 1991, he was the William K. Warren Professor for Diabetes Studies at the University of Oklahoma Health Sciences Center and served as acting chief of the Section on Endocrinology, Metabolism and Hypertension. Dr. Gavin serves as a reserve officer in the U.S. Public Health Service and is a Trustee of Duke University, Anastasia Marie Laboratories, Microislets, Inc. and the Robert Wood Johnson Foundation, where he is the National Program Director of the Minority Medical Faculty Development Program. Dr. Gavin is a graduate of Livingstone College and holds a Ph.D. in biochemistry from Emory University and an M.D. degree from Duke University

     MARCUS R. ROWAN, age 40, has been a member of the Board of Directors since October 1996 and has served as the Company's Chief Executive Officer since December 2001. Mr. Rowan has also served as President of Berkshire Interests, Inc., a company involved in business consulting and financing activities, since 1993. Mr. Rowan was a member of the board and served as Vice Chairman of MigraTec, Inc. ("MigraTec") from 1998 to 2000 and was a member of the board of Bluegill Technologies, Inc. from 1997 to 1999. Mr. Rowan graduated from Hartwick College with a Bachelor of Arts Degree.

     MARK C. MYERS, age 48, has been a member of the Board of Directors since January 2002 and has served as the Company's President since December 2001. Prior to joining the Company, Mr. Myers was President and Chief Operating Officer of Background Information Systems, Inc. from 2000 to 2001, was Chief Financial Officer and General Counsel of MigraTec from 1998 to 2000 and was Chief Operating Officer of Interactive Software, Inc. from 1996 to 1997. Mr. Myers has a Bachelor's Degree in Business Administration from Wichita State University, an MBA from Southern Methodist University and a Juris Doctor from Southern Methodist University.

     There is no family relationship among the Company's directors or executive officers.

Board Meetings and Committees

     The Board of Directors of the Company held a total of 16 meetings during fiscal 2001, including actions by unanimous written consent. During fiscal 2001, no Director attended fewer than 75% of the total number of meetings of the Board of Directors and applicable committee meetings during the time such Director served on the Board of Directors or the applicable committee. During fiscal 2001, the Board of Directors had three standing committees: an Audit Committee, an Acquisition Committee and a Compensation Committee. On October 18, 2001, the Board of Directors also established an Executive Committee.

     Audit Committee. The Audit Committee consists of Mr. Davenport and Dr. Gavin. Mr. Rowan resigned from the Audit Committee in December 2001, effective upon his appointment as Chief Executive Officer of the Company. The functions of the Audit Committee include recommending the independent auditors to be employed by the Company; reviewing the fees of the independent auditors; conferring with the independent auditors regarding their audit of the Company; considering the adequacy of internal financial controls and related corporate policies and control systems; meeting with the Company's internal auditors and reviewing the scope of the Company's internal audit process; reporting to the Board of Directors on the scope and results of the annual audit and recommending to the Board of Directors changes in auditing, accounting and control functions; and meeting with the independent auditors with respect to any relationships or services that may impact their objectivity and independence. All members of the Audit Committee are independent directors as defined by the American Stock Exchange's listing standards. During fiscal 2001, the Audit Committee held one meeting. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee report is included below.

     Compensation Committee. The Compensation Committee consists of Mr. Davenport and Dr. Gavin. Mr. Rowan resigned from the Compensation Committee in December 2001, effective upon his appointment as Chief Executive Officer of the Company. The functions of the Compensation Committee include reviewing new or modified programs in the areas of executive salary and incentive compensation, deferred compensation and stock plans; reviewing direct and indirect compensation matters; and reviewing management's compensation actions for executive officers and other key employees. During fiscal 2001, the Compensation Committee held no meetings.

     Executive Committee. On October 18, 2001, the Board of Directors established an Executive Committee. The Executive Committee is empowered to exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company, including the power and authority to declare dividends and authorize the issuance of capital stock, except as otherwise provided by the General Corporation Law of the State of Delaware and subject to the limitations set forth in Section 2 of Article IV of the By-Laws of the Company. The Executive Committee currently consists Mr. Davenport, Mr. Fukushima, Dr. Gavin and Mr. Rowan.

Compensation of Directors

     Directors who are not employees of the Company receive compensation of $2,000 per meeting attended, and are reimbursed for travel expenses. In May and July 2001, the Company granted to Dr. Gavin, five-year options to purchase 50,000 and 25,000 shares, respectively, of the Company's common stock, at an exercise price of $2.68 and $1.81 per share, respectively. In addition, on August 1, 2001, Dr. Gavin commenced receiving compensation of $6,000 per month for his services as Non-Executive Chairman of the Board.

Report of the Audit Committee

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2001, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditor, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments on the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditor the auditor's independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     The Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent auditors their independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended July 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board also recommended, and, if needed, subject to stockholder approval, the selection of the Company's independent auditors.

     Mr. Davenport and Dr. Gavin are "independent" as such term is defined by
Section 121(A) of the American Stock Exchange Listing Standards. The American Stock Exchange Listing Standards require that only a majority of the members of our Audit Committee be independent.

Blake Davenport, Audit Committee Chair
Marcus Rowan, Audit Committee Member
Dr. James Gavin III, Audit Committee Member

December 16, 2001

                EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS

Summary Compensation Table

     The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to the Company's former Chief Executive Officer and the other executive officers whose total compensation was in excess of $100,000 during the fiscal year ended July 31, 2001:

                                                                     Annual Compensation
                                           --------- ----------- ----------- ----------------- --------------------
                                                                                                    Long-Term
                                                                                                  Compensation
                                                                                                Awards Securities
                                                                               Other Annual    Underlying Options
Name and Principal Position                  Year      Salary      Bonus       Compensation
------------------------------------------ --------- ----------- ----------- ----------------- --------------------
Joseph R. Nelson                              2001    $257,000         $--       $50,000 (2)              --
  President and Chief Executive               2000     196,331          --            --             600,000
  Officer (1)

Michael T. Pieniazek                          2001     165,000     500,000       475,000 (4)              --
  Executive Vice President, Chief             2000     146,111     250,000       334,500 (5)          50,000
  Financial Officer and Treasurer (3)         1999     125,000          --            --             166,334

Coburn Pharr                                  2001      82,039      56,970            --             100,000
  Chief Operating Officer (6)

Thomas A. Slamecka                            2001       9,550     500,000            --                  --
 Chairman of the Board (7)                    2000      52,404     220,000       894,000 (8)         250,000
                                              1999     100,000          --            --             237,985

-----------------

(1) Mr. Nelson was President and Chief Executive Officer from January 2000 through July 2001.

(2) Other compensation consists of forgiveness of loans pursuant to Mr. Nelson's Employment Agreement.

(3) Mr. Pieniazek served as President from April 1997 through December 1999, and served as Executive Vice President, Chief Financial Officer and Treasurer through August 2001.

(4) Other compensation for the year ended July 31, 2001 consists of termination payments paid in accordance with the Termination Agreement, dated June 15, 2000, between the Company and Mr. Pieniazek.

(5) Other compensation for the year ended July 31, 2000 consists of 50,000 shares of common stock issued pursuant to Mr. Pieniazek's Employment Agreement, valued at $6.69 per share.

(6) Mr. Pharr was hired in January 2001 as Vice President of Operations and became Chief Operating Officer in February 2001. Mr. Pharr resigned as Chief Operating Officer of the Company in April 2002.

(7) Mr. Slamecka was Chairman of the Board from February 1997 through July 2000 and served as a consultant to the Company through July 2001.

(8) Other compensation consists of (1) 100,000 shares of common stock issued pursuant to Mr. Slamecka's Employment Agreement, valued at $6.69 per share, and (2) a lump sum cash payment in lieu of salary and expenses of $225,000, paid pursuant to Mr. Slamecka's Termination Agreement.

Employment Agreements

     Joseph R. Nelson. Mr. Nelson resigned as President, Chief Executive Officer, Chairman of the Board and a director of the Company effective July 31, 2001.

     In December 1999, the Company entered into an employment agreement with Mr. Nelson to serve as President and Chief Executive Officer for an initial term from January 2000 through December 2002, subject to annual renewals. Mr. Nelson received an annual base salary of $250,000, plus an annual profits bonus equal to 5% of the amount by which consolidated net after-tax operating profit exceeded $1 million, provided that the Company earned a 12% return on its common stock equity. Mr. Nelson was also entitled to receive supplemental bonuses. In addition, the Company made interest-free loans to Mr. Nelson of $150,000, to be forgiven over a three-year period, provided Mr. Nelson remained an employee of the Company. As of July 31, 2001, the entire loan had been forgiven. The Employment Agreement also provided for the grant of options to purchase up to 600,000 shares of common stock at an exercise price of $1.125 per share, which was the fair market value on the date of the grant. Such options vested immediately, subject to continuation of employment for a minimum of six months.

     Mr. Nelson's Employment Agreement further provided for a lump sum termination payment equal to the greater of (A) the amount of his then current annual base salary and (B) the continuation of his base salary for the balance of the current term of his Employment Agreement, plus continuation of health benefits for 12 months.

     Coburn Pharr. Mr. Pharr resigned as Chief Operating Officer of the Company effective April 18, 2002.

     On February 6, 2001, the Company entered into an Employment Agreement with Mr. Pharr to serve as Chief Operating Officer for an initial term from February 2001 through January 2003, subject to annual renewals. Mr. Pharr received an annual base salary of $150,000, and was granted options to purchase up to 75,000 shares of common stock at an exercise price of $3.50 per share, which was fair market value on the date of the grant. Such options vested immediately. In addition, Mr. Pharr was entitled to an incentive bonus of up to $27,000 upon the accomplishment of certain milestones.

     Thomas A. Slamecka. Mr. Slamecka resigned as a director of the Company, effective on November 9, 2001.

     On June 15, 2000, the Company entered into a Termination Agreement with Mr. Slamecka, under which Mr. Slamecka's employment with the Company under his Amended and Restated Employment Agreement with the Company terminated as of that date. Mr. Slamecka agreed to remain as the Chairman of the Board through July 31, 2000, and thereafter to serve as a consultant to the Company without any compensation, other than the reimbursement of his direct, out-of-pocket expenses. Pursuant to the Termination Agreement, Mr. Slamecka was paid $46,300 in cash, representing pre-payment of $17,500 for his then current annual salary of $75,000 through July 31, 2000, and $28,800 for his annual expenses and was paid $225,000 in cash, representing a lump sum payment in lieu of salary and expenses otherwise payable to him under his Amended and Restated Employment Agreement. Mr. Slamecka also received $220,000 in cash, representing partial payment of his profits bonus for the fiscal year 2000. Pursuant to the Termination Agreement, Mr. Slamecka may also be entitled to a profits bonus for fiscal 2001, not to exceed $500,000. In September 2000, Mr. Slamecka received $250,000 in cash, representing payment with respect to his profits bonus for fiscal 2001, upon the Company's disposal of additional shares of Rosch AG Medizintechnick during fiscal 2001 resulting in net proceeds to the Company in excess of $5,000,000. The Company has not paid any additional amounts with respect to Mr. Slamecka's profits bonus for fiscal 2001. The Termination Agreement also provides that the Company maintain health insurance for Mr. Slamecka and his spouse through December 31, 2003.

     As of August 31, 1999, the Company amended Mr. Slamecka's prior Employment Agreement so that no further salary or loans would be provided to him. Under this amendment, Mr. Slamecka was granted an option to purchase 250,000 shares of common stock at an exercise price of $1.25 per share, exercisable six months after grant and terminating after five years. As of January 1, 2000, the Company entered into an Amended and Restated Employment Agreement with Mr. Slamecka to serve as Chairman of the Board for an initial term thereunder terminating on December 31, 2003, subject to annual renewals, and his prior Employment Agreement was terminated. Mr. Slamecka received an annual base salary of $75,000, plus a profits bonus equal to 5% of consolidated pre-tax profit in excess of $500,000 for the first two years under the Amended and Restated Employment Agreement commencing with the fiscal year ended July 31, 2000. This profits bonus was not to exceed $275,000 in the first fiscal year and $785,000 in the second fiscal year. On February 17, 2000, the Company awarded 100,000 shares of common stock to Mr. Slamecka pursuant to the terms of his Amended and Restated Employment Agreement which provided that Mr. Slamecka was entitled to these bonus shares after the price of the common stock exceeded $6.20 per share.

     From August 1, 2000 through July 31, 2001, Mr. Slamecka served as a consultant to the Company under a contract pursuant to which he was to serve without compensation other than reimbursement of direct expenses.

     Michael T. Pieniazek. Mr. Pieniazek resigned as Chief Financial Officer of the Company effective August 31, 2001 and resigned as a director of the Company effective November 9, 2001.

     As of January 1, 2000, the Company entered into an Amended and Restated Employment Agreement with Mr. Pieniazek to serve as Executive Vice President and Chief Financial Officer for an initial term terminating on December 31, 2003, subject to annual renewals, and his prior Employment Agreement was terminated. Mr. Pieniazek received an annual base salary of $150,000, increasing to $165,000 upon the successful completion of the initial public offering of Rosch AG Medizintechnick in February 2000, plus a profits bonus equal to 5% of consolidated pre-tax profits in excess of $500,000 for the first two years commencing with the fiscal year ended July 31, 2000. This profits bonus was not to exceed $275,000 in the first fiscal year and $785,000 in the second fiscal year. On February 17, 2000, the Company awarded 50,000 shares of common stock to Mr. Pieniazek pursuant to the terms of his Amended and Restated Employment Agreement which provided that Mr. Pieniazek was entitled to these bonus shares after the price of the common stock exceeded $6.20 per share.

     On June 15, 2000, the Company entered into a Termination Agreement with Mr. Pieniazek, which provided that Mr. Pieniazek's employment at the Company would terminate on a date chosen by Mr. Pieniazek, but the date was not to be later than October 31, 2000. Mr. Pieniazek was to continue receiving his annual base salary of $165,000 determined under his Amended and Restated Employment Agreement until the date that his employment with the Company was terminated. In addition, if Mr. Pieniazek's employment was terminated after July 31, 2000, he would not be entitled to receive a pro rata portion of his profits bonus for fiscal 2001. Upon execution of the Termination Agreement, Mr. Pieniazek was paid $200,000 in cash, in lieu of any profits bonus that may have become payable for any and all fiscal years pursuant to Mr. Pieniazek's prior employment agreements with the Company. On the date that Mr. Pieniazek's employment terminated with the Company, the Termination Agreement provided that he was entitled to $400,000 in cash, if the date of employment termination was prior to September 1, 2000, provided that the Company might, in its sole discretion, pay Mr. Pieniazek $475,000 in cash if a new Chief Financial Officer had been chosen to replace Mr. Pieniazek and, in the Company's business judgment, a new successful transition had been made to the new Chief Financial Officer, or

$475,000 in cash if the date of Mr. Pieniazek's employment termination was after September 1, 2000. The Termination Agreement also provides that the Company will maintain health insurance and dental insurance for Mr. Pieniazek for one year from the date of the Termination Agreement, except that such coverage will terminate if Mr. Pieniazek becomes eligible to be covered by a similar plan through another employment agreement or consulting arrangement during this period.

     A September 1, 2000 addendum to Mr. Pieniazek's Termination Agreement provided that Mr. Pieniazek's employment with the Company would terminate on a date chosen by Mr. Pieniazek, but the date was not to be later than February 28, 2001. Mr. Pieniazek remained Chief Financial Officer through August 31, 2001. In addition, the addendum provided that Mr. Pieniazek may also be entitled to a profits bonus for fiscal 2001, not to exceed $500,000. In September 2000, Mr. Pieniazek received $250,000 in cash, representing payment with respect to his profits bonus for fiscal 2001, upon the Company's disposal of additional shares of Rosch AG Medizintechnick during fiscal 2001 resulting in net proceeds to the Company in excess of $5,000,000. The Company has not paid any additional amounts with respect to Mr. Pieniazek's profits bonus for 2001.

     Marcus R. Rowan. On December 26, 2001, the Company entered into an Employment Letter with Marcus R. Rowan to serve as Chief Executive Officer of the Company, commencing December 31, 2001 and continuing indefinitely. Mr. Rowan receives an annual base salary of $250,000, and was granted options to purchase up to 750,000 shares of common stock at an exercise price of $0.86, which was fair market value on the date of the grant. The options will (i) be vested immediately with respect to 75,000 shares and (ii) become vested and exercisable with respect to the remaining 675,000 shares in equal monthly installments of 22,500 shares commencing on January 1, 2002 and continuing on the first day of each subsequent month thereafter through June 1, 2004. Mr. Rowan also received a signing bonus in the amount of $80,000. Mr. Rowan was paid $40,000 of his signing bonus during his first week of employment, with the remaining $40,000 payable in equal installments on each of April 1, 2002, July 1, 2002 and October 1, 2002, contingent upon Mr. Rowan's continued employment.

     Mark C. Myers. On December 26, 2001, the Company entered into an Employment Letter with Mark C. Myers to serve as President of the Company commencing December 31, 2001 and continuing indefinitely. Mr. Myers receives an annual base salary of $190,000, and was granted options to purchase up to 300,000 shares of common stock at an exercise price of $0.90, which was fair market value on the date of the grant. The options will (i) be vested immediately with respect to 60,000 shares and (ii) become vested and exercisable with respect to the remaining 240,000 shares in equal monthly installments of 8,000 shares commencing on January 1, 2002 and continuing on the first day of each subsequent month thereafter through June 1, 2004. Mr. Myers also received a signing bonus in the amount of $60,000. Mr. Myers was paid $30,000 of his signing bonus during his first week of employment, with the remaining $30,000 payable in equal installments on each of April 1, 2002, July 1, 2002 and October 1, 2002, contingent upon Mr. Myers' continued employment.

Option Grants

     The following table sets forth certain information regarding grants of stock options made during fiscal 2001 to the named executive officers.

                       Options Granted in Last Fiscal Year

                                                                                              Potential Realizable
                                                                                             Value at Assumed Annual
                                                                                                 Rates of Stock
                                                  Individual Grants                          Appreciation for Option
                                                                                                    Term (2)
---------------------------------------------------------------------------------------------------------------------
                                               % of Total
                              Number of          Options      Exercise
                              Securities       Granted to     or Base
                              Underlying      Employees in    Price       Expiration Date
 Name                      Options Granted   Fiscal Year(1)   ($/Share)                       5% ($)       10% ($)
---------------------------------------------------------------------------------------------------------------------
 Joseph R. Nelson                    --             --           --             --                 --            --
 Michael T. Pieniazek                --             --           --             --                 --            --
 Coburn Pharr                    25,000              4.9%        $3.00    December 2005       $21,000       $46,000
                                 75,000             14.7%        $3.50    February 2006       $73,000      $160,000
 Thomas A. Slamecka                  --             --           --             --                 --            --

-----------------

(1) Based on an aggregate of 511,000 options granted by the Company to employees in the fiscal year ended July 31, 2001.

(2) Amounts represent hypothetical gains that could achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date and are not intended to forecast possible future appreciation, if any, in the price of the common stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares.

Stock Option Plans

     In October 1996, the Company's stockholders approved the 1996 Stock Option Plan providing for the issuance of up to 300,000 shares of the Company's common stock, which amount was increased to 700,000 shares in December 1999, and then to 1,500,000 shares in January 2001. The 1996 Stock Option Plan is administered by the Board of Directors or an Option Committee. Options granted under this Plan are either incentive stock options or non-qualified stock options which would be granted to employees, officers, directors and other persons who perform services for or on behalf of the Company and its subsidiaries. Options are exercisable as determined at the time of grant except that options granted to officers or directors may not vest earlier than six months from the date of grant, and the exercise price of all the option cannot be less than the fair market value of the Company's common stock at the date of grant. At July 31, 2001, options for an aggregate of 1,298,827 shares were granted, of which options for 666,827 shares were exercised and options for 632,000 remaining outstanding. The 676,000 outstanding options have an exercise prices ranging from $1.00 to $7.00 per share and expire from October 2001 through July 2006. At March 31, 2002, options for an aggregate of 1,284,827 shares were granted, of which options for 666,827 shares were exercised and options for 618,000 remaining outstanding. The 618,000 outstanding options have an exercise prices ranging from $0.85 to $6.38 per share and expire from April 2002 through November 2011.

Aggregate Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values

     The following table provides information on options exercised during the fiscal year ended July 31, 2001, and the value of unexercised stock options owned by the executive officers named in the Summary Compensation Table as of July 31, 2001.

                              Shares
                             Acquired                                                      Value of Unexercised
                                On         Value          Number of Unexercised          In-The-Money Options at
Name                         Exercise     Realized      Options at July 31, 2001             July 31, 2001(1)
-------------------------- ------------- ----------- -------------------------------- -------------------------------
                                                      Exercisable    Unexercisable     Exercisable    Unexercisable
Joseph R. Nelson                   --         --              --           --                  --           --
Michael T. Pieniazek          110,000    $481,250         65,097           --             $56,486           --
Coburn Pharr                       --         --         100,000           --                  --           --
Thomas A. Slamecka                 --         --         807,258           --             486,868           --

-----------------

(1) Fair market value of the common stock on the last trading date of the fiscal year ended July 31, 2001, less the applicable exercise prices, multiplied by the number of shares underlying the options.

Report of the Compensation Committee

     During fiscal 2001, the Company's Board of Directors established the Compensation Committee ("the Compensation Committee") to administer the Company's compensation programs and policies applicable to its executive officers and key personnel. During fiscal 2001, the Compensation Committee was composed of three independent members of the Board of Directors, Mr. Davenport, Dr. Gavin and Mr. Rowan. Mr. Rowan resigned from the Compensation Committee in December 2001, effective upon his appointment as Chief Executive Officer of the Company. The Compensation Committee meets as required and is responsible for reviewing all significant employment actions, as well as setting the salaries, levels of incentive awards, and stock options for the officers and key personnel of the Company. The Compensation Committee is chartered to review and approve the various officer and general employee compensation and benefits philosophy, strategy and program design. It oversees the administration of the Company's stock option plans, and performs such other duties regarding compensation for executives and key employees as the Board may delegate from time to time.

     The Company's executive compensation program reflects input from executive management. The Compensation Committee or the Board of Directors reviews such proposals concerning executive compensation and makes a final determination concerning the scope and nature of compensation arrangements. The actions of the Compensation Committee are reported to the full Board of Directors of the Company.

     The Company believes it important that its stockholders understand the Company's philosophy regarding executive compensation, and how this philosophy manifests itself in the Company's various compensation plans.

Philosophy

     All of Equidyne's compensation programs are designed to attract and retain key employees, motivating them to achieve and rewarding them for superior Company performance. Different programs are geared to short and longer term performance with the goal of increasing stockholder value over the long term.

     Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because Equidyne believes the performance of every employee is important to the success of the Company, it is mindful of the effect of its executive compensation and incentive programs on all employees.

     The Compensation Committee and the Board of Directors believe that the compensation of Equidyne's executives should reflect their success in achieving strategic objectives and attaining key operating objectives, such as growth of sales, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for the Company's stock. The Compensation Committee believes that the performance of Equidyne's executives in the management of the Company, considered in the light of general economic and specific company, industry and competitive conditions, should be the basis for the determination of executive compensation, bonuses and stock option awards. It believes executive compensation should not be based on the short-term performance of the Company's stock, whether favorable or unfavorable, but rather that the price of the Company's stock will, in the long-term, reflect the operating performance of the Company, and ultimately, the management of the Company by its executives. The Company seeks to have the long-term performance of the Company's stock reflected in executive compensation through the Company's stock option and other equity incentive programs.

     Executive compensation is broken into the following components (base salaries, stock options and other incentive compensation):

     1. Base Salaries. Base salaries for executive management and officers of the Company are intended to be competitive for executive officers with comparable qualifications, experience and responsibilities at companies of similar market capitalization and revenue levels. The base salaries are also intended to recognize individual achievements and assist the Company in attracting and retaining qualified executives.

          The base salaries of the Company's executive officers and subsequent adjustments to base salaries are determined relative to the following factors: (1) the strategic importance to the Company of the executive officer's job function; (2) the individual's performance in his or her position; and (3) the individual's potential to make a significant contribution to the Company in the future. The Compensation Committee believes that all of these factors are important and the relevance of each factor varies from individual to individual.

     2. Stock Options. The Compensation Committee and the Board of Directors believe that equity ownership by executive officers provides incentive to build stockholder value and aligns the interests of officers with the stockholders. The Compensation Committee typically recommends or awards an option grant upon hiring executive officers, subject to a maximum four-year vesting schedule. After the initial stock option grant, the Compensation Committee considers additional grants, under the 1996 Stock Option Plan. Options are granted at the current market price for the Company's common stock and, consequently, have value only if the price of the common stock increases over the exercise price for the period during which the option is exercisable. The size of the initial grant is usually determined with reference to the position and qualifications of the officer and the contribution the officer is expected to make to the Company. In determining the size of the periodic grants, the Compensation Committee considers prior option grants to the officer, independent of whether the options have been exercised, the executive's past performance and his or her expected future contributions. The Compensation Committee believes that periodic option grants provide incentives for executive officers to remain with the Company.

     3. Bonus Program. Cash bonuses are awarded periodically as appropriate. The bonus awards are based on Company as well as the individual's performance with respect to specific goals and contributions to the Company's performance and strategic progress. In addition, all executive officers are eligible to receive incentive bonus compensation on a discretionary basis as determined by the Compensation Committee.

          The Compensation Committee or the Board of Directors oversees all of the Company's bonus plans by evaluating and approving each plan's design as well as the targets and objectives to be met by the Company and its executive officers and the amount of incentive payable for specified attainment of those targets and objectives. The Compensation Committee or the Board of Directors periodically determines the extent to which the targets and objectives have been met and awards incentive payments accordingly. In addition, the Compensation Committee or the Board of Directors reviews and approves all significant discretionary bonuses proposed by the Company's executive management.

     Executive Officer Compensation. The salary and other incentive compensation of the Chief Executive Officer and other executive officers and key personnel is set by and subject to the discretion of the Board of Directors or the Compensation Committee with Board of Director approval.

     The Compensation Committee currently does not have a policy that requires the Company's executive compensation programs to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, which disallows a tax deduction for public companies for compensation in excess of $1 million paid to the corporation's Chief Executive Officer and four other most highly paid executive officers. The design and administration of the Company's 1996 Stock Option Plan qualifies under Section 162(m) of the Internal Revenue Code as performance-based compensation. However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when the Compensation Committee believes that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer's performance.

Blake Davenport, Compensation Committee Chair
Marcus Rowan, Compensation Committee Member
Dr. James Gavin III, Compensation Committee Member

December 16, 2001

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received, or representations from certain reporting persons with respect to fiscal 2001, the Company believes that all reporting persons complied with all applicable reporting requirements, except that Dr. James Gavin III, Chairman of the Board, failed to file an initial statement of beneficial ownership on Form 3 and three statements of changes in beneficial ownership on Form 4 and Coburn Pharr, the Company's Chief Operating Officer, failed to file an initial statement of beneficial ownership on Form 3 and one statement of changes in beneficial ownership on Form 4. Once discovered, these oversights were properly corrected.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of July 31, 2001, the Company had loaned Joseph R. Nelson, President and Chief Executive Officer, an aggregate of $150,000 pursuant to his Employment Agreement. Mr. Nelson's Employment Agreement provided that the Company make available to Mr. Nelson interest-free loans up to $150,000, to be forgiven over a three-year period, provided Mr. Nelson remains an employee of the Company. Upon Mr. Nelson reaching his one year anniversary date with the Company, $50,000 of the loan was forgiven and the balance of the loan was forgiven on July 31, 2001, when Mr. Nelson's resignation became effective.

     During the fiscal year ended July 31, 1999, the Company entered into two distribution agreements with HNS International, Inc. ("HNS"), of which Jim Fukushima is the president and a principal stockholder. An agreement dated September 22, 1998 provided HNS with exclusive distribution rights for the INJEX System in Japan for a aggregate payment of $463,000. An agreement dated April 15, 1999 provided HNS with exclusive distribution rights throughout Asia and Australia, as well as 500,000 shares of the Company's common stock and warrants to purchase up to 500,000 shares of common stock at an exercise price of $2.50 per share, expiring in April 2002, all for an aggregate payment of $500,000. In September 1999, Mr. Fukushima was elected to the Company's Board of Directors and was issued a five year option to purchase 50,000 shares of common stock at $1.09 per share exercisable after six months. In October 1999, Mr. Fukushima was elected Vice Chairman and was granted a five year option to purchase 200,000 shares of common stock at $1.90 per share.

     Effective November 15, 1999, the Company sold to Mr. Fukushima 800,000 shares of common stock at a price of $0.50 per share and warrants to purchase up to 300,000 shares of common stock at an exercise price of $2.00 per share exercisable for three years, and also a 5% interest in Rosch AG Medizintechnick, through a sub-participation contract, for an aggregate of $2,000,000. In a related agreement also dated November 1999, the Company was obligated, upon notification from Mr. Fukushima, to sell a portion of the Rosch AG shares the Company was offering in Rosch AG's initial public offering ("IPO"), on his behalf. Subsequent to the IPO, the Company was to remit the related proceeds to Mr. Fukushima in exchange for a like number of his shares of Rosch AG. The number of shares was to be determined at his option, not to exceed 30% of his total ownership. However, on January 19, 2000, Mr. Fukushima entered into a "lock-up agreement" that prohibited any sales or transfers of the director's shares in Rosch AG, directly or indirectly, for a six-month period commencing on the IPO date, and based thereon, the Company has not honored his claim.

                                   PROPOSAL 2

          ADOPTION OF THE 2002 LONG TERM INCENTIVE AND SHARE AWARD PLAN

     The Board of Directors has adopted the 2002 Long Term Incentive and Share Award Plan (the "Plan"), subject to stockholder approval. The stockholders are now requested to approve the adoption of the Plan. The following summary of the Plan is qualified in its entirety by express reference to the Plan, which is attached as Appendix B to this Proxy Statement.

General

     The Plan is intended to provide incentives to attract, retain and motivate employees, consultants and Directors in order to achieve the Company's long-term growth and profitability objectives. The Plan will provide for the grant to eligible employees and Directors of stock options (the "Award"). An aggregate of 1,000,000 shares of common stock has been reserved for issuance under the Plan of which during a calendar year the maximum number of shares with respect to which options may be granted to an eligible participant under the Plan will be 500,000 shares, subject to anti-dilution adjustments in the event of certain changes in the Company's capital structure, as described below. Shares issued pursuant to the Plan will be either authorized but unissued shares or treasury shares.

Eligibility and Administration

     Officers and other employees, consultants and directors of the Company and its subsidiaries and affiliates will be eligible to be granted Awards under the Plan. The Plan will be administered by the Compensation Committee or such other Board committee (or the entire Board) as may be designated by the Board (the "Committee"). The Committee will consist of two or more non-employee directors with the meaning of Rule 16b-3 of the Security Exchange Act of 1934 (the "Exchange Act"). The Committee will determine which eligible employees and directors receive Awards, the types of Awards to be received and the terms and conditions thereof. The Committee will have authority to waive conditions relating to an Award or accelerate vesting of Awards. Approximately fifteen employees and three Non-Employee Directors are currently eligible to participate in the Plan.

Awards

     Incentive stock options ("ISOs") intended to qualify for special tax treatment in accordance with the Code and nonqualified stock options not intended to qualify for special tax treatment under the Code may be granted for such number of shares of common stock as the Committee determines. The Committee will be authorized to set the terms relating to an option, including exercise price and the time and method of exercise. However, the exercise price of options will not be less than the fair market value of the shares on the date of grant, and the term will not be longer than ten years from the date of grant of the options. The terms of ISOs will comply with the provisions of Section 422 of the Code. ISOs may only be granted to employees. Awards may be granted alone, in tandem with or in exchange for any other Award.

     Awards of restricted shares will be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine, including upon the achievement of performance criteria referred to below. Except as otherwise determined by the Committee, eligible employees granted restricted shares will have all of the rights of a stockholder, including the right to vote restricted shares and receive dividends thereon, and unvested restricted shares will be forfeited upon termination of employment during the applicable restriction period.

Nontransferability

     Unless otherwise set forth by the Committee in an award agreement, Awards will generally not be transferable by the participant other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the participant only by such participant or his or her guardian or legal representative.

Change in Control

     In the event of a change of control, all Awards granted under the Plan then outstanding but not then exercisable (or subject to restrictions) shall become immediately exercisable, all restrictions shall lapse, and any performance criteria shall be deemed satisfied, unless otherwise provided in the applicable Award agreement. In general, a change in control occurs if (1) a person (other than the Company and its affiliates) is or becomes a "beneficial owner," either directly or indirectly, of 35% of the outstanding voting securities, (2) the composition of the Board changes whereby directors at the effective date of the Plan (including new directors approved by a vote of a majority of the directors then in office and any directors previously so approved) cease to constitute a majority of the Board, or (3) the stockholders of the Company approve a merger, consolidation, recapitalization, reorganization, reverse split of any class of voting securities, acquisition of securities or assets, a plan of complete liquidation of the Company, or an agreement for the sale of all or substantially all of the Company's assets (subject to certain exceptions).

Capital Structure Changes

     If the Committee determines that any dividend, recapitalization, share split, reorganization, merger, consolidation, spin-off, repurchase, or other similar corporate transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of eligible participants under the Plan, then the Committee is authorized to make such equitable changes or adjustments as it deems appropriate, including adjustments to (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards and (iii) the exercise price of any Award.

Amendment and Termination

     The Plan may be amended, suspended or terminated by the Board of Directors at any time, in whole or in part. However, any amendment for which stockholder approval is required by Section 422 of the Code will not be effective until such approval has been attained. In addition, no amendment, suspension, or termination of the Plan may materially and adversely affect the rights of a participant under any Award theretofore granted to him or her without the consent of the affected participant. The Committee may waive any conditions or rights, amend any terms, or amend, suspend or terminate, any Award granted, provided that, without participant consent, such amendment, suspension or termination may not materially and adversely affect the rights of such participant under any Award previously granted to him or her.

Effective Date and Term

     The Plan will become effective as of June 1, 2002. Unless earlier terminated, the Plan will expire in June 2012, and no further awards may be granted thereunder after such date.

Market Value

     The per share closing price of the common stock on April 12, 2002 was $0.88.

Federal Income Tax Consequences

     The following is a summary of the federal income tax consequences of the Plan, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretation thereof, and does not address the consequences under any state, local or foreign tax laws.

Stock Options

     In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to the Company. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of common stock acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an ISO.

     Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares of common stock received upon exercise over the exercise price. The Company will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of common stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of common stock.

     Generally, a participant will not recognize ordinary taxable income at the time of exercise of an ISO and no deduction will be available to the Company, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death). If an ISO granted under the Plan is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a nonqualified stock option. Also, an ISO granted under the Plan will be treated as a nonqualified stock option to the extent it (together with other ISOs granted to the participant by the Company, first becomes exercisable in any calendar year for shares of common stock having a fair market value, determined as of the date of grant, in excess of $100,000.

     If shares of common stock acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss. If shares of common stock acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a "Disqualifying Disposition"), the participant will recognize ordinary income at the time of disposition, and the Company will generally be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares of common stock at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of common stock have been held. Where shares of common stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of common stock have been held.

     If an option is exercised through the use of shares of common stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction.

     Although the exercise of an ISO as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant's alternative minimum taxable income and may result in an alternative minimum tax liability.

Payment of Withholding Taxes

     The Company may withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with Awards under the Plan.

Deductibility Limit on Compensation in Excess of $1 Million

     Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with Awards granted under the Plan) by a public company to a "covered employee" (i.e., the chief executive officer and four other most highly compensated executive officers of the Company) to no more than $1 million. The Company currently intends to structure stock options granted made under the Plan to comply with an exception to nondeductibility under Section 162(m) of the Code. See "Election of Directors--Executive Compensation--Report of the Compensation Committee of the Board of Directors."

New Plan Benefits

     No benefits have been received or allocated to any employee or Non-Employee Director under the Plan, and therefore a "New Plan Benefits" table has not been included.

     The Plan is being submitted for stockholder approval so that (i) the shares issued pursuant to the Plan may be listed on the American Stock Exchange and
(ii) the stock options granted under the Plan will be eligible to qualify under the "qualified performance-based compensation" exception to the limitation on deductibility of certain executive compensation under Section 162(m) of the Internal Revenue Code and so that the Compensation Committee will have the flexibility to grant stock options under the Plan that qualify as "incentive stock options" under the Internal Revenue Code.

                                   PROPOSAL 3

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On December 7, 2001, the Board of Directors and the Audit Committee of Equidyne Corporation (the Company), at special meetings, unanimously resolved to appoint King Griffin & Adamson, P.C., Dallas, Texas ("KGA Group"), as the Company's independent public accountants for the fiscal year ending July 31, 2002. The Company chose not to continue the engagement of Ernst & Young LLP ("E&Y") which had audited the consolidated financial statements of the Company for the years ended July 31, 2001 and 2000.

     The reports of E&Y on the Company's consolidated financial statements for the years ended July 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles.

     In connection with the audits for the years ended July 31, 2001 and 2000 and through December 7, 2001, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the consolidated financial statements for such years, except as described in the following paragraph:

     During fiscal 2001 and through November 16, 2001, the Company's Audit Committee conducted certain inquiry and assessment activities, including the retention of Special Counsel to the Audit Committee. The Audit Committee had advised E&Y on several occasions that it expected its inquiry and assessment activities, and the report of its findings thereon, would be completed and made available to E&Y by the required filing date of the

Company's Form 10-KSB for the fiscal year ended July 31, 2001. On October 19, 2001, the Audit Committee advised E&Y that its inquiry and assessment activities were not expected to be complete in order to facilitate a report thereon by the required filing date of the Company's Form 10-KSB. E&Y advised the Audit Committee that it would be unable to render an opinion on the Company's consolidated financial statements for the fiscal year ended July 31, 2001 until the inquiry and assessment activities were completed, a report of the findings thereon issued and such findings considered, as appropriate. On November 16, 2001, the Audit Committee concluded its inquiry and assessment activities and issued its report thereon with its findings pursuant to which E & Y rendered its unqualified opinion on the Company's consolidated financial statements for the year ended July 31, 2001. The Company has authorized E&Y to respond fully to the successor auditor regarding this matter.

     The Company has requested and received from E&Y a letter, dated December 14, 2001, addressed to the Securities and Exchange Commission stating that E&Y agrees with the above statements. A copy of the E&Y letter is attached as an exhibit to the Company's Form 8-K filed with the SEC on December 14, 2001.

     On December 7, 2001, the Company engaged KGA Group as its new independent public accountants to audit the Company's financial statements for the fiscal year ending July 31, 2002. During the Company's two most recent fiscal years and any subsequent interim period prior to engaging such accountants, the Company has not consulted with KGA Group regarding any of the matters specified in Item 304(a)(2) of Regulation S-B. If KGA Group shall decline to act or otherwise become incapable of acting, or if its engagement is otherwise terminated by the Board of Directors (none of which events are currently anticipated), the Board of Directors will appoint other auditors for the fiscal year.

     Representatives of both KGA Group and E&Y have been invited to the meeting where such representatives would be provided with an opportunity to make a statement. Representatives of KGA Group will be present at the meeting to make a statement if they desire to do so. They will also be available to answer appropriate questions from stockholders. The Company believes that representatives of E&Y will not be present at the meeting and therefore will not be available to respond to questions from stockholders.

AUDIT FEES

     KGA Group did not perform any services for the Company during the fiscal year ended July 31, 2001.

     The aggregate fees billed for professional services rendered by E&Y for the audit of the Company's annual financial statements for the fiscal year ended July 31, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year, were approximately $405,000.

AUDITED RELATED FEES

     The aggregate fees billed for professional services rendered by E&Y in connection with registration statements during the fiscal year ended July 31, 2001 were approximately $8,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     E&Y did not render professional services relating to financial information systems design and implementation for the fiscal year ended July 31, 2001.

ALL OTHER FEES

     The aggregate fees billed by E&Y for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended July 31, 2001 were $125,000. These fees related to tax services, tax planning and consulting and research.

     The Audit Committee has determined that the provision of services described above was compatible with maintaining E&Y's independence.

     Stockholder ratification is not required for the selection of KGA Group, since the Board of Directors has the responsibility for selecting the Company's independent auditors. The selection, however, is being submitted for ratification at the Meeting. If the appointment of KGA Group is not ratified by the Stockholders, the Audit Committee will reevaluate its decision.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholder proposals to be included in the Company's proxy materials for the 2003 Annual Meeting of Stockholders must be received at the Company's principal executive offices not later than July 30, 2002. In addition, all stockholder proposals for inclusion in the Company's proxy materials for the 2003 Annual Meeting of Stockholders must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

     With respect to any other stockholder proposals, the By-Laws of the Company provide that no business, including the nomination for election as a director, may be brought before an annual meeting unless a stockholder of record has given written notice of the business to the Company and the notice has been received by the Company at its principal executive offices not less than 60 days and not more than 90 days prior to the date of the annual meeting (or, if less than 50 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made). Such notice must contain certain information specified in the Company's By-Laws. A copy of the Company's By-Laws may be obtained from the Secretary of the Company at the address set forth on the first page of this Proxy Statement.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Company does not intend to bring any other matter before the Meeting requiring action of the stockholders, nor does it have any information that any other matter will be brought before the Meeting. However, if any other matter requiring the vote of the stockholders properly comes before the meeting, it is the intention of the proxies named on the back of the proxy card to vote the proxy in accordance with their best judgment in the interest of the Company.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide without charge to each beneficial holder of its common stock on the Record Date who did not receive a copy of the Company's Annual Report for the fiscal year ended July 31, 2001, on the written request of such person, a copy of the Company's Annual Report of Form 10-KSB as filed with the SEC. Any such request should be made in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.

                                        BY ORDER OF THE BOARD
                                           OF DIRECTORS



                                           Mark C. Myers
                                           Secretary

May 1, 2002

     STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                            Appendix A - Audit Committee Charter


                              EQUIDYNE CORPORATION

                             AUDIT COMMITTEE CHARTER

                                   I. PURPOSE

     The Audit Committee assists the Board in fulfilling its oversight responsibilities to the stockholders, and serves as a communication link among the Board, management, the independent auditors, and the internal auditors.

                                 II. AUTHORITY

     The Audit Committee and the Board have the ultimate authority to select, evaluate and, where, appropriate, replace the independent auditors (or nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

     The Audit Committee may conduct or authorize investigations into any activities it deems necessary and appropriate. The Audit Committee may retain independent counsel, auditors, or others to conduct investigations or assist in the accomplishment of its responsibilities.

                  III. ACCOUNTABILITY OF INDEPENDENT AUDITORS

     The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of stockholders.

                              IV. RESPONSIBILITIES

     The Audit Committee shall:

     1. Share with the Board the ultimate responsibility to select, evaluate, and, where appropriate, replace the independent auditors (or nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

     2.   Review the fees and expenses of the independent auditors.

     3. Review the non-auditing services performed for the Company by the independent auditors.

     4. Review annually the overall audit plan as proposed by the independent auditors and management, including the scope of the examination to be performed, the assistance to be provided by the internal auditors and any developments in accounting principles and auditing standards that may affect either the financial statements or the audit.

     5. Prior to release of the annual report to the stockholders, review and discuss the audited financial statements and the results of the audit with the independent auditors and management, which review and discussion shall include the following, as applicable:

          (a) any major problems encountered by the independent auditors and the resolution thereof,

          (b)  the effect on the audit of any developments referred to in clause
               (4) above,

          (c) any unresolved differences between the independent auditors and management,

          (d) discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards 61, as the same may be modified or supplemented,

          (e) receipt of the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as the same may be modified or supplemented, and discussion with the independent auditors the independent auditors' independence, and

          (f) any other significant comments or recommendations of the independent auditors or management.

     6. With the independent auditors, management and the internal auditors, review and analyze periodically the Company's internal accounting control systems and related corporate policies and control systems, and assess management's attitude toward internal controls and the process for establishing and monitoring internal controls.

     7. Review annually the scope and results of the internal audit program and meet with the internal audit manager periodically (out of the presence of management and the independent auditors, as appropriate). Review with the internal audit manager compliance with appropriate audit standards.

     8. Review and concur with management in the appointment or replacement of the internal audit manager.

     9. Meet with the independent auditors periodically (out of the presence of management, as appropriate) with respect to any of the foregoing.

     10. Report to the Board on the scope and results of the annual audit, including a report prepared in accordance with Item 306 of SEC Regulation S-K, as the same may be amended or replaced, to be included in the Company's proxy statement and, from time to time, report on other activities of the Audit Committee and recommend to the Board such changes, additions or variations in the auditing, accounting and control functions as the Audit Committee may deem desirable.

     11. Review with management the unaudited quarterly financial information to be included in the Company's Quarterly Report on Form 10-Q.

     12. Recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

     13. Require that the independent auditors submit to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independent Standards Board Standard No. 1.

     14. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditors.

     15.  Review and reassess annually the adequacy of the Audit Committee
          Charter.

                               V. ADMINISTRATIVE

General

     The Audit Committee is a standing committee of the Board. Audit Committee members arc elected annually by the Board. The responsibilities of Audit Committee members are in addition to those duties set out for a member of the Board. Meetings will be held whenever deemed necessary by the Audit Committee Chairman.

Audit Committee Composition and Expertise

     The Audit Committee shall consist of at least three members, each of whom shall be an independent director, as defined below, and each of whom shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Under exceptional and limited circumstances, the Board may appoint one director to the Audit Committee who is not independent, as defined below, and is not a current employee or an immediate family member of a current employee, if the Board determines that membership on the committee by the individual is required in the best interests of the corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. Except that, so long as the Company files reports under Regulation S-B of the Securities and Exchange Commission, the Audit Committee need only consist of at least two members, a majority of the members of which shall be independent directors, as defined below.

Definition of Independent Director

     "Independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

          (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

          (b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

          (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

          (d) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed five percent of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

          (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

                           VI. APPROVAL AND ADOPTION

     This charter was approved and adopted by the Board of Directors and the Audit Committee thereof on August 25, 2000.

                      Appendix B - 2002 Long Term Incentive And Share Award Plan


                              EQUIDYNE CORPORATION
                  2002 LONG TERM INCENTIVE AND SHARE AWARD PLAN


     1. Purposes.

     The purposes of the 2002 Long Term Incentive and Share Award Plan are to advance the interests of Equidyne Corporation and its stockholders by providing a means to attract, retain, and motivate employees , consultants and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

     2. Definitions.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

          (b) "Award" means any Option granted to an Eligible Person under the Plan.

          (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

          (g) "Committee" means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable, and each of whom is an "outside director" within the meaning of Section 162(m) of the Code, to the extent applicable; provided, further, that the mere fact that the Committee shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

          (h) "Company" means Equidyne Corporation, a corporation organized under the laws of Delaware, or any successor corporation.

          (i) "Director" means a member of the Board who is not an employee of the Company, a Subsidiary or an Affiliate.

          (j) "Eligible Person" means (i) an employee or consultant of the Company, a Subsidiary or an Affiliate, including any director who is an employee, or (ii) a Director.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

          (l) "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the mean between the high and low selling prices per Share on the immediately preceding date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.

          (m) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (n) "NQSO" means any Option that is not an ISO.

          (o) "Option" means a right, granted under Section 5(b), to purchase Shares.

          (p) "Participant" means an Eligible Person who has been granted an Award under the Plan.

          (q) "Plan" means this 2002 Long Term Incentive and Share Award Plan.

          (r) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (s) "Shares" means common stock, par value $0.10 per share, of the Company.

          (t) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     3. Administration.

     (a) Authority of the Committee. The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to select Eligible Persons to whom Awards may be granted;

          (ii) to designate Affiliates;

          (iii) to determine the type or types of Awards to be granted to each Eligible Person;

          (iv) to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (v) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

          (vi) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person;

          (vii) to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

          (viii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

          (x) to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable;

          (xi) to determine whether uncertificated Shares may be used in satisfying Awards and otherwise in connection with the Plan; and

          (xii) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     (b) Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

     (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

     (d) Limitation on Committee's Discretion. Anything in this Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, if the Award Agreement so provides, the Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as such performance-based compensation.

     4. Shares Subject to the Plan.

     (a) Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 1,000,000. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the applicable provisions of the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised.

     (b) Subject to adjustment as provided in Section 4(c) hereof, the maximum number of Shares (i) with respect to which Options may be granted during a calendar year to any Eligible Person under this Plan shall be 500,000 Shares.

     (c) In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that, if an Award Agreement specifically so provides, the Committee shall not have discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

     (d) Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

     5. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of service by the Eligible Person.

     (b) Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

          (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price per Share of an Option shall not be less than the Fair Market Value of a Share on the date of grant of the Option.

          (ii) Option Term. The term of each Option shall be determined by the Committee; provided, however, that such term shall not be longer than ten years from the date of grant of the Option.

          (iii) Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares, notes or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons; provided, however, that in no event may any portion of the exercise price be paid with Shares acquired either under an Award granted pursuant to this Plan, upon exercise of a stock option granted under another Company plan or as a stock bonus or other stock award granted under another Company plan unless, in any such case, the Shares were acquired and vested more than six months in advance of the date of exercise.

          (iv) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or stockholder approval of the Plan. ISOs may only be granted to employees of the Company or a Subsidiary.

     6. Certain Provisions Applicable to Awards.

     (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option which is granted in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

     (b) Term of Awards. The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

     (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, notes or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid nondeductibility of the payment under Section 162(m) of the Code.

     (d) Nontransferability. Unless otherwise set forth by the Committee in an Award Agreement, Awards shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his guardian or legal representative. An Eligible Person's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person's creditors.

     (e) Further Restrictions. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan.

     7. Change of Control Provisions.

     (a) Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise provided by the Committee at the time of the Award grant, in the event of a Change of Control, (i) all outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable at the time of the Change of Control, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company at the time of the Change of Control.

     (b) Definitions of Certain Terms. For purposes of this Section 7, the following definitions, in addition to those set forth in Section 2, shall apply:

          (i) "Change of Control" means and shall be deemed to have occurred if:

               (a) any person (within the meaning of the Exchange Act), other than the Company or a Related Party, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 35 percent or more of the total voting power of all the then-outstanding Voting Securities; or

               (b) the individuals who, as of the effective date of the Plan, constitute the Board, together with those who first become directors subsequent to such date and whose recommendation, election or nomination for election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors as of the effective date of the Plan or whose recommendation, election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board; or

               (c) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or a Subsidiary, reverse split of any class of Voting Securities, or an acquisition of securities or assets by the Company or a Subsidiary, or consummation of any such transaction if stockholder approval is not obtained, other than (I) any such transaction in which the holders of outstanding Voting Securities immediately prior to the transaction receive (or, in the case of a transaction involving a Subsidiary and not the Company, retain), with respect to such Voting Securities, voting securities of the surviving or transferee entity representing more than 60 percent of the total voting power outstanding immediately after such transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (II) any such transaction which would result in a Related Party beneficially owning more than 60 percent of the voting securities of the surviving entity outstanding immediately after such transaction; or

               (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than 60 percent of the assets owned by the Company immediately prior to the transaction.

          (ii) "Related Party" means (a) a majority-owned subsidiary of the Company; (b) an employee or group of employees of the Company or any majority-owned subsidiary of the Company; (c) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (d) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.

          (iii) "Voting Securities or Security" means any securities of the Company which carry the right to vote generally in the election of directors.

     8. General Provisions.

     (a) Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

     (b) No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee's, consultant's or director's employment or service at any time.

     (c) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person's tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state and local law.

     (d) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders of the Company or Participants, except that any such amendment or alteration as it applies to ISOs shall be subject to the approval of the Company's stockholders to the extent such stockholder approval is required under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

     (e) No Rights to Awards; No Stockholder Rights. No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Award shall confer on any Eligible Person any of the rights of a stockholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

     (f) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (h) Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants or directors unless the Company shall determine otherwise.

     (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of Delaware without giving effect to principles of conflict of laws thereof.

     (k) Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     (l) Effective Date; Plan Termination. The Plan shall become effective as of June 1, 2002 (the "Effective Date") subject to approval by the stockholders of the Company. The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date.

     (m) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 28, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Equidyne Corporation, a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 1, 2002, and hereby constitutes and appoints Mark Myers or Marcus R. Rowan, and either jointly or severally, to vote all shares of Common Stock of which the undersigned would be entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

                  (Continued and to be signed on reverse side)

1.   The election of five (5) directors nominated by the Board of Directors.

     FOR all nominees listed below    WITHHOLD AUTHORITY
     (except as indicated) [   ]      to vote for all nominees listed below [  ]

NOMINEES: Blake C. Davenport, Jim Fukushima, Dr. James R. Gavin III, Marcus R. Rowan and Mark Myers

(INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write such nominee's or nominees' name(s) in the space provided below.)

--------------------------------------------------------------------------------

2.   To approve the Company's 2002 Long Term Incentive and Share Award Plan.

              FOR                   AGAINST                   ABSTAIN
              [   ]                 [   ]                     [   ]

3. To ratify the appointment of King Griffin and Adamson P.C. as the Company's independent accountants.

              FOR                   AGAINST                   ABSTAIN
              [   ]                 [   ]                     [   ]

4. Other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted "FOR" the above proposals.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.

------------------------------------------------
Signature of Stockholder

------------------------------------------------
Signature if held jointly

Dated: __________________________________________, 2002

NOTE: Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

I/We will attend the Meeting.     [   ] YES  [   ] NO